EXHIBIT 99
                                                                      ----------


        CERTIFICATION PURSUANT TO SEC. 906 OF THE SARBANES-OXLEY ACT OF 2002 (18
                                U.S.C. Sec. 1350)

     The undersigned, as the chief executive officer of PAB Bankshares, Inc., certifies that the Quarterly Report on Form 10-Q for the period ended June 30, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of PAB Bankshares, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350) and shall not be relied upon for any other purpose.

     Dated this 14th day of August, 2002.


                                           /s/ Michael E. Ricketson
                                           -------------------------------------
                                           Michael E. Ricketson
                                           President and Chief Executive Officer


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     CERTIFICATION PURSUANT TO SEC. 906 OF THE SARBANES-OXLEY ACT OF 2002 (18
                                U.S.C. Sec. 1350)

     The undersigned, as the chief financial officer of PAB Bankshares, Inc., certifies that the Quarterly Report on Form 10-Q for the period ended June 30, 2002, which accompanies this certification fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and the information contained in the periodic report fairly presents, in all material respects, the financial condition and results of operations of PAB Bankshares, Inc. at the dates and for the periods indicated. The foregoing certification is made pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Sec. 1350) and shall not be relied upon for any other purpose.

     Dated  this  14th  day  of  August,  2002.


                                           /s/  Donald J. Torbert, Jr.
                                           -------------------------------
                                           Donald J. Torbert, Jr.
                                           Senior Vice President and Chief
                                           Financial Officer


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